                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 March 24, 2008
                Date of Report (Date of earliest event reported)

                            NOVASTAR FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

       Maryland                     001-13533                74-2830661
-----------------------------    -------------------    ----------------------
State or other jurisdiction of    (Commission File        (I.R.S. Employer
incorporation or organization)     Number)                Identification No.)

              8140 Ward Parkway, Suite 300, Kansas City, MO 64114
              ---------------------------------------------------
                    (Address of principal executive offices)
                                  (Zip Code)

                              (816) 237-7000
                              --------------
             (Registrant's telephone number, including area code)

                               Not Applicable
                               --------------
           (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR
     230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule
     14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 11, 2008, NovaStar  Financial,  Inc. and certain of its affiliates (the
"Company")  entered into a Master  Repurchase  Agreements  Waiver ("Prior Waiver
Agreement") with Wachovia Bank, N.A. and certain of its affiliates ("Wachovia").
Pursuant to the Prior Waiver Agreement,  Wachovia,  among other things, amended, for a period  ending on April 11, 2008,  the  requirement  under the  Agreements described below that the Company  maintain  liquidity of at least $30 million to require  the Company to maintain  liquidity  of at least $15 million  during the period ending April 11, 2008.

As of March 24, 2008, the amount owed under the Agreements was $18.9 million and the Company was no longer in compliance with the amended  requirement  under the
Agreements that it maintain liquidity of least $15 million.  As a result of such non-compliance,  Wachovia  had the  right to  accelerate  and  demand  immediate payment of the entire  amount owing to it, to liquidate  all related  collateral and to exercise other remedies.  The Company remained out of compliance with the
Agreements as amended by the Prior Waiver  Agreement  until the execution of the
Waiver Agreement described below. During such period Wachovia did not accelerate any amounts owed to it or exercise any other available remedy.

On March 27,  2008,  the Company  entered  into a Master  Repurchase  Agreements
Waiver ("Waiver Agreement") with Wachovia pursuant to which, for a period ending on April 30, 2008 (the "Waiver  Period"),  Wachovia  agreed not to enforce,  and waived any breach or event of default that would  otherwise have resulted solely from the Company's  failure to comply with, the requirement under the Agreements described  below that the Company  maintain a specified  adjusted  tangible  net worth.  Further,  the requirement under the Agreements that the Company maintain liquidity of at least $30 million was amended to require the Company to maintain liquidity of at least $9.5 million during the Waiver Period.  Wachovia expressly reserved the right to terminate the Waiver Agreement prior to April 30, 2008, if any other event of default or breach occurs under the  Agreements  other than as described above.

The agreements  affected by the Prior Waiver  Agreement and the Waiver Agreement
are the following (the "Agreements"), copies of which have previously been filed with the Securities and Exchange Commission:

     1. Master  Repurchase  Agreement  (2007 Whole Loan) dated as of May 9, 2007
(the "Whole Loan Agreement"),  among Wachovia Bank,  National  Association,  NFI
Repurchase  Corporation,  NMI Repurchase  Corporation,  NMI Property  Financing,
Inc.,  HomeView Lending,  Inc., NovaStar Financial Inc., NFI Holding Corporation
and NovaStar Mortgage, Inc.

     2. Master Repurchase Agreement (2007 Non-investment  Grade) dated as of May
31, 2007 (the  "Non-Investment  Grade  Securities  Agreement"),  among  Wachovia
Investment Holdings, LLC, Wachovia Capital Markets LLC, NovaStar Mortgage, Inc.,
NovaStar Certificates Financing LLC, and NovaStar Certificates Financing Corp.

     3. Master Repurchase  Agreement (2007 Investment Grade) dated as of May 31,
2007  (the  "Investment  Grade  Securities  Agreement"),  among  Wachovia  Bank,
National

Association,  Wachovia Capital Markets LLC, NovaStar  Mortgage,  Inc.,  NovaStar
Certificates Financing LLC, and NovaStar Certificates Financing Corp.

         4. Master Repurchase Agreement (New York) dated as of July 6, 2007 (the
"NY Agreement"), between Wachovia Bank, National Association and NovaStar
Mortgage, Inc.

In addition to the financing  agreements listed above,  Wachovia in the past has routinely  engaged in other  ordinary  course  financial  transactions  with the
Company, including but not limited to financial derivative transactions, and has acted as an underwriter for certain securitizations sponsored by the Company.

The foregoing is a summary of the terms of the Waiver Agreement. This summary is qualified in its entirety by reference to the full text of the Waiver Agreement, which  is  attached  hereto  as  Exhibit  10.1  and is  incorporated  herein  by reference.

Item 2.04  Triggering  Events that  Accelerate  or  Increase a Direct  Financial
Obligation or an Obligation under an Off-Balance Sheet Arrangement

The  information  contained  under Item 1.01 "Entry  into a Material  Definitive
Agreement" is hereby incorporated by reference.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits.

Exhibit No.    Document

10.1           Master Repurchase Agreements Waiver, dated March 27, 2008, by and among NovaStar Mortgage,  Inc., NovaStar  Certificates  Financing
               LLC, NovaStar Certificates Financing Corporation,  NFI Repurchase
               Corporation,  NMI Repurchase Corporation, NMI Property Financing,
               Inc.,  HomeView  Lending,  Inc.,  NovaStar  Financial,  Inc., NFI
               Holding Corporation,  Wachovia Bank, N.A. and Wachovia Investment
               Holdings, LLC.

                                    SIGNATURE

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NOVASTAR FINANCIAL, INC.

DATE:  March 28, 2008                   /s/ Rodney Schwatken
                                       -----------------------------------------
                                            Rodney Schwatken
                                            Chief Financial Officer

                                Index to Exhibits

Exhibit No.    Document

10.1           Master Repurchase Agreements Waiver, dated March 27, 2008, by and among NovaStar Mortgage,  Inc., NovaStar  Certificates  Financing
               LLC, NovaStar Certificates Financing Corporation,  NFI Repurchase
               Corporation,  NMI Repurchase Corporation, NMI Property Financing,
               Inc.,  HomeView  Lending,  Inc.,  NovaStar  Financial,  Inc., NFI
               Holding Corporation,  Wachovia Bank, N.A. and Wachovia Investment
               Holdings, LLC.